                                POWER OF ATTORNEY

         KNOW ALL MEN BY THERE PRESENTS that the undersigned, a director, officer or both, of Transgenomic, Inc., a Delaware corporation (the "Company"), acting pursuant to the authorization of the Board of Directors of the Company, hereby appoints Collin J. D'Silva as my true and lawful attorney-in-fact to act for me and in my name and on my behalf, individually and as an officer or director or both of the Company, to sign a Registration Statement on Form S-1 under the Securities Act of 1933, as amended, and any amendment (including any post-effective amendments) and supplements thereto with respect to the registration of shares held by the shareholders of the Company and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of March, 2000.

                                                          /s/Gregory J. Duman
                                                          ----------------------
                                                          Gregory J. Duman

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THERE PRESENTS that the undersigned, a director, officer or both, of Transgenomic, Inc., a Delaware corporation (the "Company"), acting pursuant to the authorization of the Board of Directors of the Company, hereby appoints Collin J. D'Silva as my true and lawful attorney-in-fact to act for me and in my name and on my behalf, individually and as an officer or director or both of the Company, to sign a Registration Statement on Form S-1 under the Securities Act of 1933, as amended, and any amendment (including any post-effective amendments) and supplements thereto with respect to the registration of shares held by the shareholders of the Company and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 2000.

                                                          /s/Stephen F. Dwyer
                                                          ----------------------
                                                          Stephen F. Dwyer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THERE PRESENTS that the undersigned, a director, officer or both, of Transgenomic, Inc., a Delaware corporation (the "Company"), acting pursuant to the authorization of the Board of Directors of the Company, hereby appoints Collin J. D'Silva as my true and lawful attorney-in-fact to act for me and in my name and on my behalf, individually and as an officer or director or both of the Company, to sign a Registration Statement on Form S-1 under the Securities Act of 1933, as amended, and any amendment (including any post-effective amendments) and supplements thereto with respect to the registration of shares held by the shareholders of the Company and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of March, 2000.

                                                          /s/Douglas T. Gjerde
                                                          ----------------------
                                                          Douglas T. Gjerde

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THERE PRESENTS that the undersigned, a director, officer or both, of Transgenomic, Inc., a Delaware corporation (the "Company"), acting pursuant to the authorization of the Board of Directors of the Company, hereby appoints Collin J. D'Silva as my true and lawful attorney-in-fact to act for me and in my name and on my behalf, individually and as an officer or director or both of the Company, to sign a Registration Statement on Form S-1 under the Securities Act of 1933, as amended, and any amendment (including any post-effective amendments) and supplements thereto with respect to the registration of shares held by the shareholders of the Company and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of March, 2000.

                                                          /s/Jeffrey Sklar
                                                          ----------------------
                                                          Jeffrey Sklar

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THERE PRESENTS that the undersigned, a director, officer or both, of Transgenomic, Inc., a Delaware corporation (the "Company"), acting pursuant to the authorization of the Board of Directors of the Company, hereby appoints Collin J. D'Silva as my true and lawful attorney-in-fact to act for me and in my name and on my behalf, individually and as an officer or director or both of the Company, to sign a Registration Statement on Form S-1 under the Securities Act of 1933, as amended, and any amendment (including any post-effective amendments) and supplements thereto with respect to the registration of shares held by the shareholders of the Company and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 2000.

                                                          /s/Roland J. Santoni
                                                          ----------------------
                                                          Roland J. Santoni

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THERE PRESENTS that the undersigned, a director, officer or both, of Transgenomic, Inc., a Delaware corporation (the "Company"), acting pursuant to the authorization of the Board of Directors of the Company, hereby appoints Collin J. D'Silva as my true and lawful attorney-in-fact to act for me and in my name and on my behalf, individually and as an officer or director or both of the Company, to sign a Registration Statement on Form S-1 under the Securities Act of 1933, as amended, and any amendment (including any post-effective amendments) and supplements thereto with respect to the registration of shares held by the shareholders of the Company and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of March, 2000.

                                                      By   /s/ Gregory J. Duman
                                                          ----------------------
                                                      Name     Gregory J. Duman
                                                          ----------------------